EXHIBIT 32.0


                                  CERTIFICATION

            Pursuant to 18 U.S.C. Section 1350 and Section 906 of the
                           Sarbanes-Oxley Act of 2002

Each of, Edward J. Molnar, Chief Executive Officer and Brendan J. McGill, Senior Vice President and Chief Financial Officer, of Harleysville Savings Financial Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  By:  /s/ Edward J. Molnar
                                                       --------------------
                                                       Edward J. Molnar
                                                       Chief Executive Officer

                                                  By:  /s/ Brendan J. McGill
                                                       ---------------------
                                                       Brendan J. McGill
                                                       Senior Vice President and
                                                       Chief Financial Officer

Date:  August 11, 2005


Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Harleysville Savings Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.